Vanguard® Diversified Equity Fund
Schedule of Investments (unaudited)
As of July 31, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard U.S. Growth Fund Investor Shares	11,039,794	881,638
Vanguard Growth and Income Fund Investor Shares	8,620,036	587,455
Vanguard WindsorTM Fund Investor Shares	25,674,601	546,099
Vanguard Windsor II Fund Investor Shares	9,151,032	431,014
Vanguard ExplorerTM Fund Investor Shares	2,448,639	280,369
Vanguard Mid-Cap Growth Fund	5,100,748	147,514
Total Investment Companies (Cost $1,572,893)		2,874,089
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 4.367% (Cost $—)	1	—
Total Investments (100.0%) (Cost $1,572,893)		2,874,089
Other Assets and Liabilities—Net (0.0%)		(1,040)
Net Assets (100%)		2,873,049
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A.  Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At July 31, 2025, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Oct. 31, 2024 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jul. 31, 2025 Market Value ($000)
Vanguard Explorer Fund	286,679	18,957	10,834	671	(15,104)	1,144	16,423	280,369
Vanguard Growth and Income Fund	583,081	62,813	68,997	1,337	9,221	5,188	57,509	587,455
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	2	—	—
Vanguard Mid-Cap Growth Fund	145,452	2,599	15,614	(2,388)	17,465	2,599	—	147,514
Vanguard U.S. Growth Fund	873,166	42,359	154,320	28,403	92,030	1,705	38,146	881,638
Vanguard Windsor Fund	580,263	73,487	54,053	(1,233)	(52,365)	11,540	53,569	546,099
Vanguard Windsor II Fund	433,765	45,826	36,737	220	(12,060)	6,843	35,241	431,014
Total	2,902,406	246,041	340,555	27,010	39,187	29,021	200,888	2,874,089
1	Not applicable—purchases and sales are for temporary cash investment purposes.